Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB into the Company's previously filed Registration Statement File Nos. 33-04384 and 333-49785.


                                                             ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
      March 29, 1999